Exhibit 10.28


               AMENDED AND RESTATED REVOLVING LINE OF CREDIT NOTE



$5,000,000.00                                              Hartford, Connecticut
                                                           November 1, 2001


     FOR VALUE RECEIVED, the undersigned, VERMONT PURE HOLDINGS, LTD., (f/k/a VP Merger Parent, Inc.), a Delaware corporation with an office located at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("Holdings"), CRYSTAL ROCK SPRING WATER COMPANY, a Connecticut corporation with an office at 1050 Buckingham Street, Watertown, Connecticut 06795 ("Crystal Rock"), PLATINUM ACQUISITION CORP., (f/k/a Vermont Pure Holdings, Ltd.), a Delaware corporation with an office at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("Platinum") and VERMONT PURE SPRINGS, INC., a Delaware corporation with an office at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("VPS", and collectively with Holdings, Crystal Rock and Platinum, the "Obligors"), hereby jointly and severally promise to pay to the order of WEBSTER BANK, a federally chartered savings bank (the "Lender"), at its office at 145 Bank Street, Waterbury, Connecticut 06702 or at such other place as the holder hereof may designate, the principal amount advanced hereunder and remaining unpaid, up to a maximum amount of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) (the "Principal Amount") in lawful money of the United States, together with interest on the Principal Amount, beginning on the date hereof, before and after maturity or judgment, at a per annum rate determined as provided below. All payments shall be made in lawful money of the United States in immediately available funds.

     1. Interest Rate: Each advance under this Note (each a "Loan Advance") shall bear interest, at Obligors' option subject to and in accordance with the terms of this Note, at a per annum rate equal to either (a) a fixed rate equal to the LIBOR Rate (as determined for each Interest Period applicable thereto) for available Interest Periods of one (1) month plus the Applicable Margin, or
(b) a variable rate equal to the Prime Rate. All computations of interest hereunder shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed.

     2. Requests for Advances:

        a. Except as set forth below in section 2. b. of this Note, whenever an Obligor desires an advance, such Obligor shall notify Lender (which notice shall be irrevocable) by telephone, facsimile or in writing, of the desired borrowing. Such notice (the "Notice of Borrowing") shall specify the date of the proposed borrowing, whether such borrowing is to bear interest initially as a LIBOR Rate Loan or a Prime Rate Loan and the amount requested, which amount shall be in a minimum amount of $100,000. Each Notice of Borrowing must be received by Lender no later than 10:00 a.m., Hartford, Connecticut time (a) at least three (3) Business Days' prior to the day such borrowing is requested if such borrowing is to be a LIBOR Rate Loan or (b) on the day of such borrowing if such borrowing is to be a Prime Rate Loan. Any Notice of Borrowing that is not in writing shall be followed by a written confirmation by such Obligor, provided that if such written confirmation differs in any respect from the action taken by Lender, the records of Lender shall control, absent manifest error. Lender shall enter each Loan Advance as a debit on a loan account maintained by Obligors with Lender (the "Loan Account"). Lender may also record in the Loan Account, in accordance with customary banking procedures, all fees, accrued and unpaid interest, late fees, usual and customary bank charges for the maintenance and administration of accounts maintained by Obligors and other fees and charges which are properly chargeable to Obligors in connection with the Loan Advances and all payments, subject to collection, made by Obligors on account of or to Lender.

        b. In addition, Lender will automatically make advances without any additional notice in order to honor checks drawn upon the Loan Account by any of the Obligors up to an aggregate amount outstanding at any one time of $500,000. All such advances shall be Prime Rate Loans and shall otherwise be subject to all the terms and conditions of this Note and the Loan and Security Agreement.

        c. Obligors may repay and reborrow advances that are made under this Note, subject, however, to the prepayment terms contained below. Obligors shall not have more than four (4) LIBOR Rate Loans outstanding at any one time. Obligors' right to request advances under this Note shall terminate on the Termination Date.

     3. Conversion of Loans and Continuation of Interest Periods. Unless an Obligor elects to convert any loan to a different type of loan by providing the notice required below, any Prime Rate Loan shall be continued as such and any LIBOR Rate Loan shall be continued as such for an Interest Period of one (1) month upon the expiration of the then current Interest Period, provided that no LIBOR Rate Loan may be continued as such, no new LIBOR Rate Loan may be selected by Obligors and no Prime Rate Loan shall be converted to a LIBOR Rate Loan: (i) at a time when any Event of Default (or event or condition which would constitute an Event of Default but for the giving of notice or passage of time or both) has occurred and is continuing and (ii) after the date that is one (1) month prior to the Termination Date, in which event the Principal Amount shall bear interest as a Prime Rate Loan. Any Obligor may elect from time to time to convert (a) a LIBOR Rate Loan to a Prime Rate Loan and (b) a Prime Rate Loan to a LIBOR Rate Loan as provided in this section. An Obligor shall exercise such election by giving the Lender not less than three (3) Business Days prior irrevocable written notice of such election; provided that any such conversion of a LIBOR Rate Loan to a Prime Rate Loan shall only be made on the last Business Day of the then current Interest Period with respect thereto.

     4. Payments of Interest. Monthly payments of interest shall be due and payable in arrears on the last day of each Interest Period with respect to LIBOR Rate Loans and on the first day of each month with respect to Prime Rate Loans until this Note is paid in full.

     5. Payments of Principal. If not sooner paid, the aggregate outstanding Principal Amount of this Note, together with all accrued and unpaid interest thereon and any other fees or charges then due, shall be due and payable on the Termination Date.

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

     6. Definitions. As used in this Note and not defined elsewhere in this Note, the following terms shall have the following meanings:

          a. "Applicable Margin" means:

                    i. 2.25% if the ratio of Senior Funded Debt to EBITDA is greater than 3.0 to 1.0;

                    ii. 1.75% if the ratio of Senior Funded Debt to EBITDA is greater than 2.5 to 1.0 and less than or equal to 3.0 to 1.0;

                    iii. 1.50% if the ratio of Senior Funded Debt to EBITDA is greater than 2.0 to 1.0 and less than or equal to 2.5 to 1.0;

                    iv. 1.25% if the ratio of Senior Funded Debt to EBITDA is greater than 1.5 to 1.0 and less than or equal to 2.0 to 1.0; and

                    v. 1.00% if the ratio of Senior Funded Debt to EBITDA is less than or equal to 1.5 to 1.0; as that ratio is calculated in accordance with the Loan and Security Agreement. The Applicable Margin on the date of this Note is 1.75% and shall continue to be the Applicable Margin until a new Applicable Margin is determined and is to go into effect as hereinafter set forth. A new Applicable Margin shall be determined 120 days after the end of each fiscal year of Holdings, commencing with the fiscal year ending October 31, 2001, based upon the audited fiscal year end financial statements for that fiscal year provided to Lender within 90 days after the end of that fiscal year as required in the Loan and Security Agreement. Such Applicable Margin will automatically go into effect for the Interest Period commencing after the date of determination and shall continue in effect until a new Applicable Margin is determined and is to go into effect; provided, however, that if the audited fiscal year end financial statements required in the Loan and Security Agreement are not provided to Lender within 120 days after the end of any fiscal year, the Lender shall not be required to adjust the Applicable Margin and the Applicable Margin to go into effect for the Interest Period commencing after that 120th day shall be 2.25% until a new Applicable Margin is determined and is to go into effect unless otherwise agreed to by Lender.

        b. "Business Day" means any day other than a Saturday, Sunday or day which shall be in the State of Connecticut a legal holiday or day on which commercial banks in Hartford, Connecticut are required or authorized by law to close.

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

        c.    "EBITDA"  means  EBITDA  as  defined  in the  Loan  and  Security
               Agreement.

        d. "Interest Period" means with respect to the Principal Amount bearing interest at the LIBOR Rate, an available period of one
               (1) month, provided that:

               i. if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall end on the immediately following Business Day; and

               ii. any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

        e. "LIBOR Rate" means, with respect to any LIBOR Rate Loan for each applicable Interest Period, the rate per annum determined by the Lender to be equal to the quotient of (a) the London Interbank Offered Rate for such LIBOR Rate Loan for such Interest Period, divided by (b) one (1) minus the Reserve Percentage for such Interest Period, expressed as follows:

               LIBOR Rate = London Interbank Offered Rate
                            -----------------------------
                             1 - Reserve Percentage

        f. "LIBOR Rate Loan" means that the Principal Amount bears interest at a rate equal to the LIBOR Rate plus the Applicable Margin.

        g. "Loan and Security Agreement" means the Loan and Security Agreement dated October 5, 2000 by and among Obligors and Lender relating to this Note, as amended or amended and restated from time to time, including the Amended and Restated Loan and Security Agreement dated as of November 1, 2001.

        h. "London Interbank Offered Rate" means, with respect to any applicable Interest Period, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the London Interbank Offered Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London
               Time), on the day that is two (2) London Banking Days prior to the beginning of such interest period. "Banking Day" shall mean, in respect of any city, any date on which commercial banks are open for business in that city. If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such Interest Period as selected by the Lender. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Banking Days preceding the first day of such Interest Period. In the event that Lender is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate pursuant to an Interest Period cannot be determined.

        i. "Prime Rate" means the variable per annum rate of interest so designated from time to time by Lender as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

         j. "Prime Rate Loan" means that the Principal Amount bears interest at a rate equal to Lender's Prime Rate. The interest rate on each Prime Rate Loan shall change immediately, without notice or demand of any kind to Obligors, each time that Lender's Prime Rate changes so that the rate of interest on a Prime Rate Loan is at all times equal to Lender's Prime Rate.

        k.     "Reserve   Percentage"   means  the  maximum   aggregate  reserve
               requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D. With respect to the LIBOR Rate, any change in the interest rate because of a change in the Reserve Percentage shall become effective, without notice or demand of any kind, on the date on which such change in the Reserve Percentage becomes effective.

        l. "Senior Funded Debt" means Senior Funded Debt as defined in the Loan and Security Agreement.

        m.     "Termination Date" means October 5, 2002.

     7. Illegality. Notwithstanding any other provisions hereof, if any applicable law or governmental regulation, guideline, order or directive, or any change therein or in the interpretation or application thereof by any governmental authority charged with the interpretation or the administration thereof (whether or not having the force of law) shall make it unlawful for the Lender to make or maintain LIBOR Rate Loans as contemplated by this Note: (i) the obligation of the Lender to continue LIBOR Rate Loans shall forthwith be canceled, and (ii) such amounts then outstanding shall be automatically converted, without notice, to Prime Rate Loans on the last day of the then current Interest Period or within such earlier time as required by law. If any such conversion of LIBOR Rate Loans is made on a day that is not the last Business Day of the then current Interest Period applicable thereto, Obligors shall pay the Lender such amount or amounts required pursuant to Section 12 below.

     8. Basis for Determining LIBOR Inadequate or Unfair. In the event that the Lender shall have determined (which determination, absent manifest error, shall be conclusive and binding upon Obligors) that (i) by reason of circumstances affecting the Interbank LIBOR market, adequate and reasonable means do not exist for determining the LIBOR Rate, or (ii) Dollar deposits in the relevant amount and for the relevant maturity are no longer available to the Lender in the Interbank LIBOR market, or (iii) the continuation of LIBOR Rate Loans has been made impractical or unlawful by the occurrence of a contingency that materially and adversely affects the Interbank LIBOR market, or (iv) the LIBOR Rate will not adequately and fairly reflect the cost to the Lender of maintaining LIBOR Rate Loans, or (v) the LIBOR Rate shall no longer represent the effective cost to the Lender of U.S. Dollar deposits in the relevant market for deposits in which it regularly participates, the Lender shall give the Obligors notice of such determination as soon as practicable. If such notice is given all LIBOR Rate Loans shall be automatically converted, without notice, to Prime Rate Loans effective on the last Business Day of the then current Interest Period applicable thereto. Until such notice has been withdrawn, the LIBOR Rate shall not be continued.

     9. Costs and Expenses. The Obligors shall pay all taxes levied or assessed on this Note or the debt evidenced hereby against the Lender, together with all costs, expenses and attorneys' and other professional fees incurred in any action to collect and/or enforce this Note or to enforce the Loan and Security Agreement or any other agreement relating to this Note or the Loan and Security Agreement or any other agreement or in any litigation or controversy arising from or connected with the Loan and Security Agreement or any other agreement, or this Note.

     10. Increased Costs. In the event that applicable law, treaty or regulation or directive from any government, governmental agency or regulatory authority, or any change therein or in the interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or government, governmental agency or regulatory authority, shall:

        a. subject the Lender to any tax of any kind whatsoever (except taxes on the overall net income of the Lender) with respect to the Loan and Security Agreement, this Note or any of the loans made by it, or change the basis of taxation of payments to the Lender in respect thereof (except for changes in the rate of tax on the overall net income of the Lender);

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

        b. impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirements against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of the Lender, including (without limitation) pursuant to Regulations of the Board of Governors of the Federal Reserve System; or

        c. in the opinion of the Lender, cause this Note, any loan made under this Note or under the Loan and Security Agreement to be included in any calculations used in the computation of regulatory capital standards; or

        d.     impose on the Bank any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount that the Lender deems to be material, of making, converting into, continuing and/or maintaining the loans made pursuant to this Note (the "Loans") or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of such Loans, then, in any case, the Obligors shall promptly pay the Lender, upon its demand, such additional amounts necessary to compensate the Lender for such additional costs or such reduction in payment, as the case may be (collectively the "Additional Costs"). The Lender shall certify the amount of such Additional Costs to the Obligors, and such certification, absent manifest error, shall be deemed conclusive.

     11. Capital Adequacy Protection. If, after the date hereof, the Lender shall have determined that the adoption of any applicable law, governmental rule, regulation or order regarding capital adequacy of banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful, so long as the Lender believes in good faith that such has the force of law or that the failure to so comply would be unlawful) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any of the Lender's capital as a consequence of the Lender's obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that the Lender's capital was fully utilized prior to such adoption, change or compliance) by an amount deemed by the Lender in its judgment to be material, then, promptly upon demand, the Obligors shall immediately pay to the Lender, from time to time as specified by the Lender, such additional amounts as shall be sufficient to compensate the Lender for such reduced return, together with interest on each such amount from the date of such specification by the Lender until payment in full thereof at the highest rate of interest (other than the default rate of interest) due on the Loans. A certificate of the Lender setting forth the amount to be paid to the Lender shall, in the absence of manifest error, be deemed conclusive. In determining such amount, the Lender shall use any reasonable averaging and attribution methods.

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

     12. Indemnity. The Obligors agree to indemnify the Lender and to hold the Lender harmless from any loss (including any of the additional costs referred to above and any lost profits) or expense that it may sustain or incur as a consequence of (i) a default by any Obligor in the payment of the principal of or interest due on this Note, or (ii) the making of a prepayment of the Principal Amount bearing interest based upon the LIBOR Rate on a day which is not the last day of the then current Interest Period applicable thereto, including, but not limited to, in each case any such loss or expense arising from the reemployment of funds obtained by it or from fees, interest or other amounts payable to terminate the deposits from which such funds were obtained. The Lender shall prepare a certificate as to any additional amounts payable to it pursuant to this Section 12, which certificate shall be submitted by the Lender to the Obligors and shall, absent manifest error, be deemed conclusive.

     13. Lawful Interest. All agreements between Obligors and Lender are hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Obligors and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents (as defined in the Loan and Security Agreement) at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Obligors and Lender.

     14. Due Date; Late Charge. If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this Note or payment shall be extended to the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with such payment. Without limiting the Lender's rights and remedies with respect to the Event of Default that will have occurred, if the entire amount of any required principal and/or interest payment is not paid in full within fifteen (15) days after the same is due, Obligors shall pay to the Lender a late fee equal to the greater of five percent (5%) of the required payment or fifteen dollars ($15.00).

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

    15. Prepayments.

        a. Except as set forth in the following sentence, Obligors may prepay the Principal Amount, or any portion thereof, only upon at least three (3) Business Days prior written notice to Lender (which notice shall be irrevocable and shall state the amount to be prepaid). Any checks payable to the order of any of the Obligors which are properly deposited with Lender in the Loan Account shall, upon becoming immediately available funds, be automatically applied as a prepayment of any outstanding Prime Rate Loan made pursuant to Section 2.b. of this Note without the requirement of any notice. In the event there is no Prime Rate Loan made pursuant to Section 2.b. of this Note outstanding at such time, such amount shall be deposited in the Loan Account and invested in accordance with any applicable cash management agreement among Obligors and Lender.

        b. If any prepayment occurs on a day other than the last day of the Interest Period, Obligors shall pay to Lender, upon request of Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of Lender) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment on a date other than the last day of the Interest Period; and (ii) any failure by any Obligor to make a prepayment on the date for payment specified in any Obligor's written notice.

        c. If by reason of an Event of Default, Lender elects to declare the Note to be immediately due and payable, then any prepayment premiums and other amounts which would have been due if a prepayment been made at that time shall become due and payable in the same manner as though the Obligors had exercised such right of prepayment. In the event of any prepayments, the Obligors shall pay all accrued interest on the Principal Amount being paid to the date of the prepayment and, in the case of prepayments in full, all fees, charges, costs, expenses and other amounts then due hereunder.

        d.     Any  partial   prepayment  shall  be  applied  against  principal
               payments in the inverse order of maturity and shall not reduce the monthly payments of principal due hereunder.

     16. Events of Default. The Obligors agree that the occurrence of an Event of Default under the Loan and Security Agreement shall constitute an Event of Default under this Note. Reference is hereby made to the Loan and Security Agreement for the other terms and conditions relating to the Loan evidenced by this Note which are incorporated in this Note by reference. Upon the occurrence of any Event of Default, the Lender, at its option, may declare all amounts outstanding hereunder, together with accrued interest thereon and all applicable late charges, other amounts due under this Note and all other liabilities and obligations of the Obligors to the Lender to be immediately due and payable, whereupon the same shall become immediately due and payable; all of the foregoing without demand, presentment, protest or notice or any kind, all of which are hereby expressly waived by the Obligors. Failure to exercise such

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

option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Notwithstanding the foregoing, upon the occurrence of an Event of Default relating to the bankruptcy or insolvency of any Obligor or any guarantor, all amounts outstanding hereunder, together with accrued interest thereon and all applicable late charges, other amounts due under this Note and all other liabilities and obligations of the Obligors to the Lender shall be immediately due and payable. Upon the occurrence of any Event of Default, without in any way affecting the Lender's other rights and remedies, or after maturity or judgment, the interest rate applicable to the outstanding principal balance of this Note shall, at the option of Lender, change without notice to a floating per annum rate equal to four percentage points (4.0%) above the otherwise applicable rate and Obligors' right to select pricing options shall cease.

     17. Lien and Right of Setoff. Each Obligor hereby grants to Lender, Manufacturers and Traders Trust Company and any other Participant (as defined in the Loan and Security Agreement), a lien, security interest and right of setoff as security for all liabilities and obligations to Lender, Manufacturers and Traders Trust Company or any other Participant, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender, Manufacturers and Traders Trust Company or any other Participant or any entity under common control with such party, or in transit to any of them. At any time, without demand or notice, Lender, Manufacturers and Traders Trust Company or any other Participant may, if an event which constitutes or which with notice or lapse of time, or both, would constitute an Event of Default under this Note, the Loan and Security Agreement or any of the other Loan Documents (as defined in the Loan and Security Agreement) has occurred, set off the same or any part thereof and apply the same to any liability or obligation of any Obligor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE LENDER, MANUFACTURERS AND TRADERS TRUST COMPANY OR ANY OTHER PARTICIPANT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY OBLIGOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The Obligors acknowledge that Manufacturers and Traders Trust Company is purchasing a participation interest in the Loans and the provisions of this paragraph are for the benefit of Manufacturers and Traders Trust Company, and as an inducement to Manufacturers and Traders Trust Company to purchase such participation interest.

     18. No Waiver. Failure by the Lender to insist upon the strict performance by Obligors of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Lender shall retain the right thereafter to insist upon strict performance by the Obligors of any and all terms and provisions of this Note or any agreement securing the repayment of this Note.

     19. Governing Law. This Note shall be governed by the laws of the State of Connecticut.

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


     20. Replacement Note. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon cancellation of this Note or other Loan Document, Obligors will issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

     21. Joint and Several Liability. All obligations, covenants and agreements of the Obligors pursuant to this Note or any of the other Loan Documents shall be the joint and several obligations, covenants and agreements of each of the Obligors.

     22. Amendment and Restatement. This Note amends and restates that certain Revolving Line of Credit Note dated October 5, 2000 (the "Original Revolving Line of Credit Note") and is executed in substitution for, and not in satisfaction of, the Original Revolving Line of Credit Note.

     23. Prejudgment Remedy and Other Waivers. EACH OBLIGOR ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, AND FURTHER, WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE, ALL SURETYSHIP DEFENSES AND ALL RIGHTS UNDER ANY STATUTE OF LIMITATION. EACH OBLIGOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     24. Jury Waiver. EACH OBLIGOR AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN. EACH OBLIGOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

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




     IN WITNESS WHEREOF, the Obligors have caused this Note to be duly executed as of the 1st day of November, 2001.


                                             VERMONT PURE HOLDINGS, LTD.
                                             (f/k/a VP Merger Parent, Inc.)


                                             By________________________
                                                Name: Peter K. Baker
                                                Title: President

                                             CRYSTAL ROCK SPRING WATER COMPANY


                                             By:____________________________
                                                 Name: Peter K. Baker
                                                 Title: President

                                             PLATINUM ACQUISITION CORP.
                                             (f/k/a Vermont Pure Holdings, Ltd.)


                                             By:____________________________
                                                 Name: Peter K. Baker
                                                 Title: President

                                             VERMONT PURE SPRINGS, INC.


                                             By:____________________________
                                                Name: Peter K. Baker
                                                Title: President






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